Fees Summary	Nov. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	966.70
Total Offset Amount	0.00
Net Fee	$ 966.70